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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 3, 2004

Nortek, Inc.
(Exact name of registrant as specified in charter)

Delaware	333-25505	05-0314991
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

50 Kennedy Plaza, Providence, Rhode Island	02903-2360
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (401) 751-1600

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Item 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE

On August 3, 2004, Nortek, Inc. and its parent company, Nortek Holdings, Inc., publicly announced that Nortek, Inc. has extended the consent expiration date applicable to its previously announced tender offers to purchase for cash all of its outstanding 9.875% Senior Subordinated Notes due June 15, 2011 (the "9.875% Notes") and Senior Floating Rate Notes due 2010, that the dealer managers for the tender offers have set the pricing for the 9.875% Notes, and that Nortek Holdings, Inc. has extended the consent expiration date applicable to its previously announced tender offer to purchase for cash all of its outstanding 10% Senior Discount Notes due 2011. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)    Exhibits

99.1   Press release, dated August 3, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          NORTEK, INC.

By: /s/ Edward J. Cooney
Name: Edward J. Cooney
Title: Vice President and Treasurer

Date: August 3, 2004

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

99.1	Press release, dated August 3, 2004.